3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

March 31, 2009

Dear Shareholder:

The Sound Shore Fund ended March 31, 2009 with a net asset value of $21.07 per share. The first quarter total return of -7.43% was ahead of the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which were returned -11.01% and -12.48%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2009 were -34.89%, -3.25%, 1.99%, and 7.36%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is .92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stock markets continued to slump in the first quarter of 2009, although a partial recovery in March on early signs of economic stability helped to reduce the quarter’s decline. Indeed, if bull and bear markets are defined by 20% moves, the first quarter of 2009 nearly provided one of each. Through the first nine weeks of the year, the S&P 500 dropped -25% and marked a 12-year low in the wake of mostly grim economic data, uncertainty about the US government’s policy initiatives, and further stress among financial institutions. During the remainder of the quarter, however, the S&P 500 recovered 18% due, in part, to some economic results meeting or even exceeding lowered expectations in China and the United States. As an indication of financial pressure, the Philadelphia Bank Index at its low point on March 6th was down -58% for 2009 and had declined -85% below its February 2007 high.

The first quarter provided greater stock differentiation than the latter part of 2008 when there was “nowhere to run, nowhere to hide.” For example, Credit Suisse, a global private and investment bank and one of our biggest contributors, gained 8%, in contrast to the -30% decline for the S&P Financials Index. The bank’s management, whose effective risk control has so far kept it from needing government capital during the credit crisis, confirmed strong earnings for the first quarter 2009 due to market share gains in wealth management and prime brokerage. Similarly, software manufacturer Intuit was up 14%, well ahead of its peers, as early tax season results for Turbo-Tax sales exceeded expectations. Both Credit Suisse and Intuit are examples of the type of companies we seek, not only selling at significant valuation discounts versus norms but appearing to emerge as winners amidst the current economic turmoil.

Meanwhile, leading oil and gas producer Devon Energy was our biggest detractor for the quarter, declining -32%. Devon generally does not sell forward its output via hedges, leaving it more exposed to commodity swings, such as the -36% drop in US natural gas prices in the first quarter. With an attractive reserve unit valuation of $1.70 (per thousand cubic feet of natural gas equivalent), a top tier competitive cost position, and minimal net debt, we regard the stock as a compelling risk/reward and used the recent weakness to add to our position. Meanwhile, Pfizer and Novartis were both lower due to concerns over the US government’s health care reform. They trade for 7x and 10x 2009 estimated earnings, respectively, at prices where we believe they discount possible government reform and patent risk, and fail to capture the value of future cost reductions, strong cash flows, and new drug discoveries.

It is a cliché that every market has its own set of issues to weigh and there certainly seems to be no shortage of moving parts to consider in assessing the relative merits of investment opportunities today. Not only must investors grapple with familiar three-letter acronyms such as GDP, CPI, and EPS for market direction and stock selection, but they must assess the effects of many untried government sponsored four-letter acronyms such as PPIP, TARP and

TALF. We have not found it productive to attempt to foresee largely unpredictable forces and instead look for diminished expectations as a starting point for the evaluation of out-of-favor stocks.

Our strategy continues to be to research and seek to own financially sound companies selling at discounts from their relative valuation norms on expected earnings. We have utilized this successful approach through numerous prior economic and market cycles since the inception of the Fund in 1985.

Many thanks, as always, for your investment alongside us in the Sound Shore Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. Philadelphia Bank Index is published by the Philadelphia Federal Reserve Bank on the third Thursday of the month at 10 am EST. It is considered to be a good gauge of general business conditions. The S&P 500® Financials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Financials sector of the U.S. economy, using Global Industry Classification Standards.

The Public-Private Investment Program (PPIP) will combine money from private investment funds with public funds to buy toxic assets from the banks. Troubled Assets Relief Program (TARP) is a government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008. Term Asset-Backed Securities Loan Facility (TALF), is a facility that will help market participants meet the credit needs of households and small businesses by supporting the issuance of asset-backed securities collateralized by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration. It is not possible to invest directly in an Index or Average.

GDP (Gross Domestic Product), CPI (Consumer Price Index), EPS (Earnings Per Share).

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by Rule 2210(d)(1)(A), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/09:    Credit Suisse Group.: 3.37%; Devon Energy Corp.: 3.01%; Intuit, Inc.: 2.59%; Novartis AG ADR 2.75%; and Pfizer Inc.: 3.18%.

The Fund may invest in medium-sized companies, which involves greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The views in this letter were those of the Fund managers as of 3/31/09 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS

MARCH 31, 2009 (Unaudited)

	Share Amount	Market Value
Common Stock (93.8%)
Consumer Discretionary (9.5%)
Comcast Corp., Class A	3,248,600	$44,310,904
Time Warner Cable, Inc.	576,059	14,286,263
Time Warner, Inc.	2,385,666	46,043,354
Washington Post Co., Class B	108,800	38,852,480

		143,493,001

Consumer Staples (12.1%)
Coca-Cola Co.	1,115,000	49,004,250
Dr Pepper Snapple Group, Inc. †	1,770,800	29,944,228
Kimberly-Clark Corp.	608,300	28,048,713
Unilever NV NY ADR	1,877,100	36,791,160
Wal-Mart Stores, Inc.	748,200	38,981,220

		182,769,571

Diversified Financials (5.3%)
Charles Schwab Corp.	1,835,600	28,451,800
Credit Suisse Group AG ADR	1,668,200	50,863,418

		79,315,218

Energy (13.9%)
Devon Energy Corp.	1,015,200	45,369,288
El Paso Corp.	3,388,400	21,177,500
Marathon Oil Corp.	1,564,800	41,138,592
Royal Dutch Shell PLC Class A, ADR	580,100	25,698,430
Schlumberger, Ltd.	814,300	33,076,866
Spectra Energy Corp.	3,066,200	43,356,068

		209,816,744

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

MARCH 31, 2009 (Unaudited)

	Share Amount	Market Value
Health Care (8.0%)
Aetna, Inc.	1,154,200	$28,081,686
Baxter International, Inc.	434,900	22,275,578
Boston Scientific Corp. †	5,391,700	42,864,015
Cardinal Health, Inc.	850,300	26,767,444

		119,988,723

Industrials (2.1%)
Southwest Airlines Co.	5,062,900	32,048,157

Insurance (15.7%)
AON Corp.	852,500	34,799,050
Berkshire Hathaway, Inc., Class A †	702	60,863,400
Chubb Corp.	1,108,000	46,890,560
Marsh & McLennan Cos., Inc.	2,307,300	46,722,825
Progressive Corp. †	3,540,600	47,585,664

		236,861,499

Pharmaceuticals (7.6%)
Abbott Laboratories	544,800	25,986,960
Novartis AG ADR	1,094,900	41,420,067
Pfizer, Inc.	3,522,100	47,971,002

		115,378,029

Technology (14.0%)
Citrix Systems, Inc. †	1,138,000	25,764,320
Flextronics International, Ltd. †	11,286,400	32,617,696
Intuit, Inc. †	1,445,300	39,023,100
Symantec Corp. †	2,766,400	41,330,016
Texas Instruments, Inc.	2,827,200	46,677,072
Visa, Inc., Class A	448,600	24,942,160

		210,354,364

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

MARCH 31, 2009 (Unaudited)

	Share Amount	Market Value
Utilities (5.6%)
AES Corp. †	5,190,400	$30,156,224
Duke Energy Corp.	938,900	13,445,048
Exelon Corp.	914,300	41,500,077

		85,101,349

Total Common Stock (cost $1,767,592,717)		$1,415,126,655

Short-Term Investments (5.5%)
Money Market Fund (4.5%)
CitiFunds Institutional U.S. Treasury Reserves, 0.19% (cost $67,421,188) (a)	67,421,188	$67,421,188

	Principal
U.S. Treasury Obligation (1.0%)
U.S. Treasury Bill, 0.16%, 6/25/09 (cost $14,994,333) (a)	15,000,000	14,994,690

Total Short-Term Investments (cost $82,415,521)		$82,415,878

Total Investments (99.3%) (cost $ 1,850,008,238) *		$1,497,542,533
Other Assets less Liabilities (0.7%)		9,849,263

Net Assets (100.0%) (shares outstanding 71,558,271)		$1,507,391,796

Net Asset Value (offering and redemption price per share)		$21.07

(a)	Rate represents current yield as of March 31, 2009.
†	Non-income producing security.

ADR American Depositary Receipt

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$56,106,413
Gross Unrealized Depreciation	(408,572,118)

Net Unrealized Depreciation	$(352,465,705)

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

MARCH 31, 2009 (Unaudited)

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Effective January 1, 2008, the Fund adopted SFAS 157. There was no impact to the Fund’s net assets or results of operations upon adoption.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2009:

Valuation Inputs	Investments in Securities
Level 1	$1,497,542,533
Level 2	—
Level 3	—

Total Investments	$1,497,542,533

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S AUDITED ANNUAL REPORT OR SEMI-ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT THE FUND’S SECURITY VALUATION POLICIES AND ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

See Notes to Financial Statements.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-QR-0309

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2009